Exhibit 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE 2. AMENDMENT/MODIFICATION NO. 5. PROJECT NO. (If applicable) 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 09/30/2021 P00004 6. ISSUED BY PAGE OF PAGES 1 4 7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA CODE ASPR-BARDA ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. US DEPT OF HEALTH & HUMAN SERVICES Room 640-G BIOMEDICAL ADVANCED RESEACH & DEVELOPMENT AUT Washington DC 20201 200 INDEPENDENCE AVE, S.W. Washington DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (x) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) x 10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50119C00053 10B. DATED (SEE ITEM 13) 09/30/2019 T2 BIOSYSTEMS, INC. 1512719 Attn: STEPHEN HAGAN T2 BIOSYSTEMS, INC. 101 HARTWELL AVE LEXINGTON MA 024213125 101 HARTWE CODE 1512719 FACILITY CODE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) 2010.00000000.00 Net Increase: $6,357,371.00 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 Changes - Cost Reimbursement, Alt V (Apr 1984) D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not x is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: 20-4827488 DUNS Number:803126320 The purpose of this modification is to (1) exercise Option Two A (2A); and (2) revise the Statement of Work, Attachment #1 in Section J. As a result, Articles B.3 Option Periods and F.2. Deliverables; and Section C are hereby modified. Attachment #1 - Statement of Work, dated April 9, 2021 is hereby updated/replaced with the Statement of Work, dated September 30, 2021; and hereby made a part of the contract terms. The period of performance of Option 2A will be September 30, 2021 - March 31, 2022. CONTRACTOR'S STATEMENT OF RELEASE Continued . Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect . 15A. NAME AND TITLE OF SIGNER (Type or print) Alec Barclay, Chief Operations Officer 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ROSHAWN K. SIMPSON 15B. CONTRACTOR/OFFEROR /s/ Alec Barclay (Signature of person authorized to sign) 15C. DATE SIGNED 9/30/2021 16B. UNITED STATES OF AMERICA /s/ Roshawn K. Simpson (Signature of Contracting Officer) 16C. DATE SIGNED 9/30/2021 Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if disclosed.

Exhibit 10.2

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF PAGES
	75A50119C00053/P00004	2	4

NAME OF OFFEROR OR CONTRACTOR

T2 BIOSYSTEMS, INC. 1512719

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

In consideration of the modification(s) agreed to herein as complete and equitable adjustments of any sort are NOT due from Contractor's revision of Section J, Attachment #1Statement of Work, dated September 30, 2021. The Contractor hereby releases the Government from any and all liability under the contract for further equitable adjustments attributable to such facts or circumstances as a result of this action.

	Appr. Yr.: 2010 Period of Performance: 09/30/2021 to 03/31/2022

	Change Item 3 to read as follows(amount shown is the obligated amount):

3	Option TWO A (2A) Period:				6,357,371.00
	UPDATED AS OF SEPT. 30, 2021

Continue T2Biothreat verification testing and initiate validation testing. Produce a functioning Beta instrument. Complete initial optimization studies and demonstrate required sensitivity with a manual process.

Initiate T2Resistance Panel verification and clinical validation studies Obligated Amount: $6,357,371.00

	Add Item 9 as follows:

9	Option TWO B (2B) Period:				0.00
	UPDATED AS OF SEPT. 30, 2021

Continue T2Biothreat verification testing and initiate validation testing. Produce a functioning Beta instrument. Complete initial optimization studies and demonstrate required sensitivity with a manual process.

Initiate T2Resistance Panel verification and clinical validation studies Amount: $[****](Option Line Item)

The period of performance end date for [Option One] remains as October 16, 2021.

The period of performance end date for [Option Two A] will be March 31, 2022.

The overall contract period of performance end date remains as March 31, 2025[UNCHANGED]

The contract current value (BARDA only) is increased by $6,357,371 from $16,474,776.00. to $22,832,147.00. [CHANGED]

The contract current obligated amount (BARDA) is increased by $6,357,371 from $16,474,776.00 to $22,832,147.00. [CHANGED]

The overall contract value (BARDA) remains at $68,952,025.00 [UNCHANGED]

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if disclosed.

Exhibit 10.2

Contract No: 75A50119C00053 Modification No: P0004	SPECIALPROVISIONS	Page 3 of 4

SUPPLEMENTAL AG RE E M E N T

**RED BOLD font denotes applicable changes

Beginning with the effective date of this modification, the Government and the Contractor mutually agree as follows:

Under SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS, ARTICLE B.3 COST REIMBURSMENT

OPTIONS [table] is hereby modified to reflect the following:

ARTICLE B.3 OPTION PERIODS

CLIN	OPTION	Period of Performance	Supplies/Services	BARDA Estimated Not to Exceed	T2 Estimated Not to Exceed	Overall Total Estimated Not to Exceed
0003	TWO A (2A)	09/30/21 – 03/31/22	Continue T2Biothreat verification testing and initiate validation testing. Produce a functioning Beta instrument. Complete initial optimization studies and demonstrate required sensitivity with a manual process. Initiate T2Resistance Panel verification and clinical validation studies	$6,357,371,	$4,766,107	$11,123,478
0009	TWO B (2B)	04/01/2022-05/31/2022

Continue T2Biothreat verification and validation testing. Begin pre- migration of the panel onto the Beta T2Nxt instrument. Begin on instrument testing of T2AMR Panel components. Continue T2Resistance Panel verification and clinical validation studies

				$[****]	$[****]	$[****]

All other contract terms under Section B remains unchanged.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if disclosed.

Exhibit 10.2

Contract No: 75A50119C00053 Modification No: P0004	SPECIALPROVISIONS	Page 4 of 4

Under SECT ION C - DESCRIPT ION/ SPECIFICAT IONS/WORK ST ATEMENT, Statement of Work

is hereby modified to reflect Attachment # 1 dated September 30, 2021 in Section J of this contract.

All other contract terms under Section C remains unchanged.

Under SECTION F – DELIVERIES OR PERFORMANCE, is hereby modified to reflect the following:

ARTICLE F. 2 DELIVERABLES

Successful performance of the final contract shall be deemed to occur upon completion of performance of the work set forth in the Statement of Work dated September 30, 2021, set forth in Section J - List of Attachments of this contract and upon delivery and acceptance, as required by the Statement of Work, by the COR, of each of the deliverables described in Section C, Section F, and Section J.

All other contract terms under Section F remains unchanged.

Under SECTION J LIST OF ATTACHMENTS is hereby modified to reflect the following:

1.	STATEMENT OF WORK

Statement of Work, dated September 30, 2021, 28 pages

All other contract terms under Section J remains unchanged.

CONTRACTOR’S STATEMENT OF RELEASE

In consideration of the modification(s) agreed to herein as complete and equitable adjustments of any sort are NOT due from Contractor's revision of Section J, Attachment 1 – Statement of Work, dated September 30, 2021. The Contractor hereby releases the Government from any and all liability under the contract for further equitable adjustments attributable to such facts or circumstances as a result of this action.

All other contract terms remain unchanged.

END OF MODIFICATION P00004

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if disclosed.

Exhibit 10.2

ATTACHMENT 1

Biomedical Advanced Research and Development Authority (BARDA) Broad Agency Announcement (BAA) (Solicitation #BAA-18-100-SOL-00003)

Advanced Research and Development of Chemical, Biological, Radiological, and Nuclear Medical Countermeasures

RAPID, HIGH-THROUGHPUT, MULTIPLEXED DETECTION OF BIOTHREAT SPECIES ID AND RESISTANCE GENES USING T2MR

Topic Area of Interest No. [7.2.4 & 7.3.3] Statement of Work DATED September 30, 2021 (Diagnostics/Devices Product Development)

STATEMENT OF WORK

[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if disclosed.

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